                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 16, 2003

            Delaware                        000-23489                         52-1309227
---------------------------------   --------------------------     ---------------------------------
 (State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification No.)
 incorporation or organization)

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

           4950 Communication Avenue, Suite 300, Boca Raton, FL 33431
           ----------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (561) 226-5000

                                       N/A
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1   Press release dated April 16, 2003.

Item 9. Regulation FD Disclosure (Information Provided Under Item 12, Disclosure of Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition." On April 16, 2003, Access Worldwide Communications, Inc. issued a press release announcing its financial results for the fiscal year ended December 31, 2002. A copy of the press release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Access Worldwide Communications, Inc.

Date: April 17, 2003               By:   /s/ John Hamerski
                                         -----------------
                                         John Hamerski, Executive Vice President
                                         and Chief Financial Officer

                                  Exhibit Index


Exhibit Number          Description

99.1                    Press release dated April 16, 2003